UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2024

DRILLING TOOLS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3701 Briarpark Drive

Suite 150

Houston, Texas 77042

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 742-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2024, Drilling Tools International Corporation, a Delaware corporation (the “Company”), Superior Drilling Products, Inc., a Utah corporation (“SDPI”), DTI Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), and DTI Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, on the terms and subject to the conditions set forth therein, (i) Merger Sub I will be merged with and into SDPI (the “First Event”), with SDPI continuing as the surviving corporation (the “Initial Surviving Corporation”), (ii) the Initial Surviving Corporation will be merged with Merger Sub II (the “Second Event,” and together with the First Event, the “Merger”), with Merger Sub II continuing as the surviving limited liability company (the “Surviving Company”), and (iii) following the consummation of the Merger, all of the property, rights, powers, privileges, and franchises of SDPI, the Initial Surviving Company, and the Surviving Company shall be vested in the Surviving Company as a wholly owned subsidiary of the Company.

Subject to the terms and conditions set forth in the Merger Agreement and including the election, proration and adjustment procedures therein, at the effective time of the First Event (the “Effective Time”), each share of common stock of SDPI, par value $0.001 per share (the “SDPI Common Stock”), excluding any Excluded Shares (as defined in the Merger Agreement), will be converted into a right to receive, without interest and at the election of the holder, (A) for each share of SDPI Common Stock with respect to which an election to receive cash has been made and not revoked, an amount of cash equal to $1.00 without interest (the “Cash Election Consideration”), (B) for each share of SDPI Common Stock with respect to which an election to receive stock has been made and not revoked, 0.313 validly issued, fully paid, and non-assessable shares of common stock, par value $0.0001 per share, of DTI (the “DTI Common Stock,” and such consideration, the “Stock Election Consideration”), and (C) for each share of SDPI Common Stock with respect to which no election to receive the Cash Election Consideration or Stock Election Consideration has been made, the Cash Election Consideration, the Stock Election Consideration, or a combination of both (the “No Election Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, each option to purchase SDPI Common Stock (the “SDPI Options”) held by an individual who constitutes an “employee” of DTI at the Effective Time within the meaning of Form S-8 that is outstanding and unexercised (whether vested or unvested) immediately prior to the Effective Time (each, an “Assumed SDPI Option”) shall cease to represent a right to acquire shares of SDPI Common Stock and shall be assumed by DTI and converted into an option to purchase DTI Common Stock (each, a “DTI Option”) on substantially the same terms and conditions as applied to such Assumed SDPI Option, except that the (i) number of shares of DTI Common Stock subject to each Assumed SDPI Option shall be determined by multiplying (A) the number of shares of SDPI Common Stock subject to such Assumed SDPI Option immediately prior to the Effective Time by (B) 0.313, rounding such product down to the nearest whole share, (ii) the per share exercise price of the Assumed SDPI Options shall be determined by dividing (A) the per share exercise price of each Assumed SDPI Option immediately prior to the Effective Time by (B) 0.313, rounding such quotient up to the nearest whole cent, and (iii) the Assumed SDPI Options shall become fully vested immediately upon the Effective Time.

The consummation of the Merger (the “Closing”) is subject to certain customary mutual conditions, including (i) the absence of any injunction or other order issued by a court of competent jurisdiction in the United States or applicable law or legal prohibition in the United States that prohibits or makes illegal the consummation of the Merger, (ii) the approval of SDPI’s shareholders holding at least a majority of the outstanding shares of SDPI Common Stock entitled to vote on the adoption of the Merger Agreement (the “Requisite SDPI Vote”), and (iii) effectiveness of the Form S-4 with respect to the aggregate Stock Election Consideration. The obligation of each party to consummate the Merger is also conditioned upon (a) the accuracy of the representations and warranties of each party as of the Closing (subject to customary materiality qualifiers), (b) compliance by the other party in all material respects with its pre-Closing obligations and covenants under the Merger Agreement, and (c) the absence of any material adverse effect.

Under the Merger Agreement, SDPI is subject to customary “no-shop” restrictions on SDPI’s ability to solicit alternative acquisition proposal, to furnish information and participate in discussion or negotiations with, third parties regarding any alternative acquisition proposals, subject to a customary “fiduciary out” provision that allows SDPI, under certain specified circumstances, to furnish information to, and participate in discussions with, third parties with respect to an unsolicited, written acquisition proposal from another third party if the special committee (the “SDPI Special Committee”) of the board of directors (the “SDPI Board”) or the SDPI Board (acting on the SDPI Special Committee’s recommendation) determines, in good faith, after consultation with its financial advisors and outside legal counsel, that such alternative acquisition proposal either (i) constitutes a superior proposal or (ii) would reasonably be expected to lead to a superior proposal, and that failure to engage in negotiations or discussions with such third parties would be inconsistent with its fiduciary duties. A termination fee is payable by SDPI to the Company for accepting a superior proposal under the terms of the Merger Agreement.

The Merger Agreement contains certain customary termination rights for the Company and SDPI, including the right of either party to terminate the Merger Agreement if the Merger is not consummated on or before September 30, 2024 (the “End Date”) or on a change or recommendation of the Merger by the SDPI board of directors.

SDPI has made customary representations, warranties, and covenants in the Merger Agreement, including, among others, covenants (i) to use commercially reasonable best efforts to carry on its business in all material respects in the ordinary course of business substantially consistent with past practice during the period between the execution of the Merger Agreement and the consummation of the Merger and (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by the Company.

The Company and SDPI, whether or not the Merger is consummated, shall pay their respective expenses incident to preparing for, entering into, and carrying out the Merger Agreement and the transactions contemplated thereby.

If the Merger is consummated, the SDPI Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934 as promptly as practicable after the Effective Time.

In addition, concurrently with the execution of the Merger Agreement, and as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, certain members of the board of directors of SDPI that hold shares of SDPI Common Stock and certain shareholders (the “Supporting Shareholders”) have entered into a voting and support agreement (the “Voting and Support Agreement”), pursuant to which such Supporting Shareholders agree, among other things, to vote in favor of the approval of the Merger Agreement. In the aggregate, the Voting and Support Agreement obligates the Supporting Shareholders to vote approximately 40% of the outstanding shares of SDPI Common Stock, as of the date hereof, in favor of approval of the Merger Agreement for so long as the SDPI Special Committee and the SDPI Board recommends the Merger. A copy of the Voting and Support Agreement is attached hereto as Exhibit 10.1.

The Merger Agreement and the Voting and Support Agreement and the above descriptions have been included to provide investors with information regarding each of their terms and conditions. They are not intended to provide any other factual information about the Company, SDPI, or any of their respective subsidiaries or affiliates or to modify or supplement any factual disclosure about the Company or SDPI included in their public reports filed with the SEC. The representations, warranties, and covenants contained in the Merger Agreement and the Voting and Support Agreement were made only for purposes of the Merger Agreement and the Voting and Support Agreement, as applicable, and, as of specific dates, were solely for the benefit of the parties to the Merger Agreement and the Voting and Support Agreement, as applicable, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement and the Voting and Support Agreement, as applicable, instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, SDPI, or any of their respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement, the Voting and Support Agreement, and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirely by reference to the actual Merger Agreement and Voting and Support Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Voting and Support Agreement with the Supporting Shareholders is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 7, 2024, the Company and SDPI issued a press release announcing the entry into the Merger Agreement (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations regarding our future results of operations, economic performance, financial condition and achievements. These forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “pursue,” “strategy,” “target,” “will” and similar expressions. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts, and may reflect anticipated cost savings or implementation of our strategic plan. These statements reflect our current plans and expectations and are based on information currently available to us. They rely on several assumptions regarding future events and estimates which could be inaccurate and which are inherently subject to numerous risks and uncertainties.

We wish to caution the reader that the following important factors and those important factors described in our other Securities and Exchange Commission (“SEC”) filings, including in our 2022 Annual Report on Form 10-K, Quarterly Report on Form 10-Q filed November 14, 2024, and Current Report on Form 8-K filed on June 27, 2023, could affect our actual results and could cause such results to vary materially from those expressed in any forward-looking statements made by, or on behalf of, us: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to remain the sole North American distributor of the Drill-N-Ream; (4) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (5) DTI’s ability to market its services in a competitive industry; (9) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; (16) the conditions to the completion of the proposed transaction, including obtaining SDP stockholder approval and the regulatory approvals required for the transaction on the anticipated schedule or at all, (17) financing for the transaction may not be obtained by DTI on favorable terms or at all, (18) the closing of the proposed transaction may not occur or could be delayed, either as a result of litigation related to the transaction or otherwise or result in significant costs of defense, indemnification, and liability, (19) the risk that the cost savings and any other synergies from the SDP transaction may not be fully realized by DTI or may take longer or cost more to be realized than expected, including that the SDP transaction may not be accretive to DTI within the expected timeframe or the extent anticipated, (20) completing the SDP transaction may distract DTI management from other important matters, and (21) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI and SDP with the SEC.

This discussion of uncertainties is by no means exhaustive but is designed to highlight important factors that may impact our outlook. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of the Press Release or this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1*	Merger Agreement, dated March 6, 2024, by and between the Company, SDPI, Merger Sub I, and Merger Sub II.

10.1	Voting and Support Agreement, dated March 6, 2024.

99.1	Press Release, dated March 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRILLING TOOLS INTERNATIONAL CORPORATION

By:	/s/ R. Wayne Prejean
R. Wayne Prejean
Chief Executive Officer

Date: March 7, 2024